EXHIBIT 99.1

FREEZE TAG, INC.

2017 NON-QUALIFIED STOCK OPTION PLAN

Freeze Tag, Inc., a Delaware corporation (the “Company”), hereby adopts this 2017 Non-Qualified Stock Option Plan (the “Plan”), this 4th day of December, 2017, under which options to acquire stock of the Company may be granted from time to time to officers, employees, consultants, and other persons (collectively the "individuals") of or associated with the Company or its subsidiaries on the terms and conditions set forth herein.

1. PURPOSE OF THE PLAN. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of options (“Options”) to purchase shares of common stock of the Company, par value $0.00001 per share (the “Stock”), subject to the terms and conditions of this Plan.

2. EFFECTIVE DATE. The Plan shall become effective immediately on adoption by the Board of Directors of the Company (the “Board”).

3. ADMINISTRATION OF THE PLAN. Administration of the Plan shall be by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper; provided however, that if less than the entire Board is administering the Plan or grants under the Plan, action may be taken only by a committee of two or more “disinterested directors” as that term is defined in Rule 16b-3, and the regulations and releases thereunder all as promulgated by the Securities and Exchange Commission under authority of the Exchange Act of 1934, as amended. Any Option approved by the Board shall be approved by either unanimous written consent or by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any Option approved by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

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4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN. A total of Ten Million (10,000,000) shares of Stock may be subject to, or issued pursuant to, Options granted under the terms of this Plan. Any shares subject to an Option under the Plan, which Option for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan If any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, the number of shares of Stock issued (the number of shares of Stock issued less the number of shares of Stock surrendered) plus the number of shares of stock surrendered shall count against the total number of shares of Stock reserved for issuance under the terms of this Plan.

5. RESERVATION OF STOCK ON GRANTING OF OPTION. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

6. ELIGIBILITY. Options under the Plan may be granted to employees, including officers, and directors of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company, but performed bona fide services to the Company, as may be deemed in the best interest of the Company by the Board or a duly authorized committee. Such Options shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized committee, all as may be within the general provisions of this Plan.

7. TERM OF OPTIONS AND CERTAIN LIMITATIONS ON RIGHT TO EXERCISE.

a) Each Option shall have the term and vesting schedule established by the Board or duly authorized committee at the time the Option is granted but in no event may an Option have a term in excess of ten (10) years.

b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan and under the written provisions of the Option.

c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares of Stock subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

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d) Options under the Plan shall vest and become exercisable at such time or times and on such terms as the Board or a duly authorized committee may determine at the time of the grant of the Option.

e) Options granted under the Plan shall contain such other provisions, including, without limitation, further restrictions on the vesting and exercise of the Option, as the Board or a duly authorized committee shall deem advisable.

f) In no event may an Option be exercised after the expiration of its term.

8. EXERCISE PRICE. The exercise price of each Option issued under the Plan shall be determined by the Board or a duly authorized committee on the date of grant.

9. PAYMENT OF EXERCISE PRICE. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided, that at the discretion of the Board or a duly authorized committee, the written provisions of the Option may provide that payment can be made in whole or in part in shares of Stock of the Company, which Stock shall be valued at its then fair market value as determined by the Board or a duly authorized committee, or by the surrender or cancellation of other rights to Stock of the Company (commonly referred to as a "Cashless Exercise"). Any consideration approved by the Board or a duly authorized committee, that calls for the payment of the exercise price over a period of more than one year shall provide for interest, which shall not be included as part of the exercise price, that is equal to or exceeds the imputed interest provided for in section 483 of the Internal Revenue Code of 1986, as amended (the “Code”) or any amendment or successor section of like tenor.

In the event of a "Cashless Exercise", the Company shall issue to the Optionee a number of shares of the Company’s common stock computed using the following formula:

X = Y (A-B)

A

Where:

X =	The number of shares of the Company’s common stock to be issued to the holder hereof

Y =	The number of shares of the Company’s common stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised and canceled as of the date of such exercise

A =	The fair market value of one share of the Company’s common stock as of the date of such exercise

B =	The Exercise Price

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For the purposes of the above calculation, the Fair Market Value of one share of the Company’s common stock as of the date of exercise shall mean the volume weighted average of the closing prices of the common stock of the Company on recognized exchanges over the five (5) business days ending immediately prior to the exercise date. The trading volume and closing price shall be obtained from stockhouse.com or any other reliable source of such market information.

10. WITHHOLDING. If the grant or exercise of an Option pursuant to this Plan is subject to withholding or other trust fund payment requirements of the Code or applicable state or local laws, such requirements may, at the discretion of the Board or a duly authorized committee and to the extent permitted by the terms of the Option and the then governing provisions of the Code and the Exchange Act, be met (i) by the holder of the Option either delivering shares of Stock or canceling Options or other rights to acquire Stock with a fair market value equal to such requirements; (ii) by the Company withholding shares of Stock subject to the Option with a fair market value equal to such requirements; or (iii) by the Company making such withholding or other trust fund payment and the Option holder reimbursing the Company such amount paid within ten (10) days after written demand therefor from the Company.

11. DILUTION OR OTHER ADJUSTMENT. In the event that the number of shares of issued and outstanding Stock of the Company is increased pursuant to a stock split, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered (but a corresponding adjustment to the per share purchase price), and the number of shares of Stock subject to the Plan shall be increased by the same proportion. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered (but a corresponding adjustment to the per share purchase price), and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes a significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

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12. OPTIONS TO FOREIGN NATIONALS. The Board or a duly authorized committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant Options to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the Options made to United States residents in order to recognize differences among the countries in law, tax policy, and custom. Such grants shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by a grant to United States residents under the terms of this Plan.

13. ASSIGNMENT. Options granted under this Plan may or may not be assignable as determined by the Board or a duly authorized committee at the time of grant. Options transferred by will or by laws of descent and distribution may be exercised for a period of one year after receipt. After the expiration of the one year exercise period, all such Options so transferred and the rights and privileges thereunder will be null and void.

14. EFFECT OF TERMINATION OF EMPLOYMENT. In the event that any officer or employee of the Company or a subsidiary is terminated for:

a) "Death", "Disability", "Without Cause", "For Good Reason", or "Voluntary" (as defined in the Employment Agreement between the Company and the Optionee), the period for the exercise of the unexercised portion of any Options held by the Optionee shall extend for one year following the effective date of termination; or

b) "Cause" (as defined in the Employment Agreement between the Company and the Optionee):

i) The Board or a duly authorized committee may cancel any and all rights such individual may have in the unexercised portion of any vested Option held at the time of termination; Otherwise:

ii) The period for the exercise of the unexercised portion of any vested Options held by the Optionee shall extend for one month following the effective date of termination.

15. LISTING AND REGISTRATION OF SHARES. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board may determine to register this Plan and the shares of the Company’s common stock underlying any Option at any time, so long as the Company meets the eligibility requirements, in the Board’s sole discretion.

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16. EXPIRATION AND TERMINATION OF THE PLAN. The Plan may be abandoned or terminated at any time by the Board or a duly authorized committee except with respect to any Options then outstanding under the Plan. The Plan shall otherwise terminate Ten (10) years after the date the Plan is adopted by the Board.

17. FORM OF OPTIONS. Options granted under the Plan shall be represented by a written agreement which shall be executed by the Company and the holder and which shall contain such terms and conditions as may be determined by the Board or a duly authorized committee and permitted under the terms of this Plan.

18. NO RIGHT OF EMPLOYMENT. Nothing contained in this Plan or any Option awarded pursuant to this Plan shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

19. AMENDMENT OF THE PLAN. This Plan may not be amended more than once during any six month period, other than to comport with changes in the Code or the rules and regulations promulgated thereunder. Subject to the foregoing and the limitations, the Board or a duly authorized committee may modify and amend the Plan in any respect.

20. CONFLICTS. In the event the terms and provisions of this 2017 Non-Qualified Stock Option Plan or the Option Grant Agreement are found to be in conflict with each other in connection with an individual's relationship with the Company, the terms and provisions of those documents shall govern the relationship between the Company and the applicable individual in the following priority (provided such application does not violate the rules and regulations promulgated by the Securities and Exchange Commission, the Internal Revenue Service, or any other applicable governmental agency):

a) The Option Grant Agreement; and

c) The Plan

Freeze Tag, Inc. a Delaware corporation

By:	Mick Donahoo
Its:	Secretary

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